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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                        October 7, 2002 (October 2, 2002)



                               DTVN Holdings, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)

    Delaware                    0-22076                          76-0404904
    --------                    -------                          ----------

  (State or other          (Commission File                    (IRS Employer
  Jurisdiction of               Number)                      Identification No.)
  Incorporation)


              1801 Gateway Blvd, Suite 101, Richardson, Texas 75080
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)



               Registrant's telephone number, including area code:
                                 (972) 783-0284

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Item 5.    Other Events.

     On October 2, 2002, the Registrant issued a press release announcing that the Registrant, its wholly owned subsidiary, DataVoN, Inc., and two other affiliated companies filed Chapter 11 bankruptcy petitions in Dallas, Texas.

     A copy of the Registrant's press release is attached hereto as Exhibit
99.1.

Item 7.    Financial Statements and Exhibits.

     (c)   Exhibits

     99.1 Press release dated October 2, 2002 regarding the Chapter 11 bankruptcy petitions filed by the Registrant, its wholly owned subsidiary, DataVoN, Inc., and two other affiliated companies in Dallas, Texas.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  October 7, 2002             DTVN HOLDINGS, INC.


                                          By:  /s/  Michael G. Donohoe
                                              ----------------------------------
                                                    Michael G. Donohoe
                                                    General Counsel,
                                                    Senior Vice President and
                                                    Chief Restructuring Officer

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                                INDEX TO EXHIBITS

Exhibit
Number                            Description
------                            -----------

99.1 Press release dated October 2, 2002 regarding the Chapter 11 bankruptcy petitions filed by the Registrant, its wholly owned subsidiary, DataVoN, Inc., and two other affiliated companies in Dallas, Texas.